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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 10, 2002

                                 Lantronix, Inc.

                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-37508             33-0362767
----------------------------       ------------        ------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

     On March 21, 2001, Lantronix, Inc. ("Lantronix") announced it had entered into an agreement whereby pursuant to an Agreement and Plan of Reorganization, dated as of March 21, 2001 (the "Agreement"), by and among Lantronix, Premise Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Lantronix ("Merger Sub"), Premise Systems Inc., an Iowa corporation ("Premise"), certain principal shareholders of Premise (the "Principal Shareholders"), Chase Manhattan Bank and Trust Company, National Association, as escrow agent and James A.S. Lewis, as shareholder agent, Lantronix intended to acquire Premise through the statutory merger of Premise with and into Merger Sub. On January 10, 2002, Lantronix announced that a Certificate of Merger was filed with the secretary of states of Delaware and Iowa to effect this transaction. As of January 25, 2002, Lantronix has not received confirmation from the State of Iowa that the Certificate of Merger has been accepted. The consideration for the Merger will be released upon notification of such acceptance.

     A copy of the Agreement and Plan of Reorganization, as amended and restated and excluding the annexes, schedules and exhibits thereto, is included herein as
Exhibit 2.1 and a copy of the press release with respect to this transaction is included herein as Exhibit 99.1. Such Agreement and Plan of Reorganization and press release are incorporated by reference into this Item 2.

     The Registrant intends to file financial information relating to Premise in a subsequent Current Report on Form 8-K or Form 8-K/A.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of business acquired:
               The financial information required by this item will be filed by amendment within sixty days of January 25, 2002, if necessary.

      (b) Pro forma financial information:
               The financial information required by this item will be filed by amendment within sixty days of January 25, 2002, if necessary.

      (c) Exhibits

          The following exhibits are filed herewith:

          2.1 Agreement and Plan of Reorganization, dated March 21, 2001, as amended and restated on January 7, 2002, by and among Lantronix, Inc., Premise Acquisition Corporation, Premise Systems Inc., certain principal shareholders of Premise Systems Inc., and James A.S. Lewis.

          99.1 Text of Press Release, dated January 10, 2002, titled "Lantronix, Inc. to Acquire Building and Home Automation Software Developer Premise Systems, Inc."


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Lantronix, Inc.


Date:  January 25, 2002                         By:  /s/  Steven V. Cotton
                                                     ---------------------------
                                                     Steven V. Cotton
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

          2.1 Agreement and Plan of Reorganization, dated March 21, 2001, as amended and restated on January 7, 2002, by and among Lantronix, Inc., Premise Acquisition Corporation, Premise Systems Inc., certain principal shareholders of Premise Systems Inc., and James A.S. Lewis.

          99.1 Text of Press Release, dated January 10, 2002, titled "Lantronix, Inc. to Acquire Building and Home Automation Software Developer Premise Systems, Inc."


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